UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2005

Global Pari-mutuel Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-32509	88-0396452
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

91 Pacheco Creek Drive Novato, CA	94949
(Address of principal executive offices)	(Zip Code)

(415) 302-8621
(Registrant’s telephone number, including area code)

Orbis Development, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2005, Global Pari-mutuel Services, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to the Articles of Incorporation of the Company with the Secretary of State of the State of Nevada to effect (i) a change in the Company’s name from “Orbis Development, Inc.” to “Global Pari-mutuel Services, Inc.” and (ii) a one-for-five reverse split of the issued and outstanding shares of common stock of the Company. The Amendment was approved by the directors and stockholders of the Company in accordance with the laws of Nevada.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit Number	Title of Document	Location
	3.1	Certificate of Amendment to Articles of Incorporation	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARI-MUTUEL SERVICES, INC.

Date: September 6, 2005	By:	/s/ James A. Egide
James A. Egide
Chairman of the Board